Effective immediately, the sub-sections entitled “Fees and Expenses” and “Example” beneath the main heading “Summary of Key Information – MFS Georgia Municipal Bond Fund” are restated in their entirety as follows:

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	B
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00% #	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	1.03%	1.78%
Fee Reductions and/or Expense Reimbursements 1	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.95%	1.70%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1
Effective November 1, 2010, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that ‘‘Total Annual Fund Operating Expenses” do not exceed 0.95% of the fund’s average daily net assets annually for Class A shares, and 1.70% of the fund’s average daily net assets annually for Class B shares. This written agreement will continue until at least October 31, 2011, after which MFS may increase such expense limitation to 1.00% of the fund's average daily net assets annually for Class A shares and 1.75% of the fund's average daily net assets annually for Class B shares without a vote of the fund’s Board of Trustees, subject to certain conditions. Any increase above 1.00% of the fund's average daily net assets annually for Class A shares and 1.75% of the fund's average daily net assets annually for Class B shares would require a vote of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year and dividends and other distributions are reinvested; and the fund’s operating expenses remain the same.

MFS Municipal Series Trust

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$567	$780	$1,009	$1,668
Class B Shares assuming
redemption at end of period	$573	$852	$1,157	$1,890
no redemption	$173	$552	$957	$1,890

Effective immediately, in the sub-section entitled “Investment Advisor,” under the main heading “Management of the Fund,” the fourth and fifth paragraphs, including the chart, are replaced in their entirety by the following:

MFS has agreed in writing to bear each fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that “Total Annual Fund Operating Expenses” do not exceed the following percentages of average daily net assets annually for each of the following funds and classes:

	CLASS A	CLASS B	CLASS C
MFS Alabama Municipal Bond Fund	0.93%	1.68%	N/A
MFS Maryland Municipal Bond Fund	0.95%	1.70%	N/A
MFS New York Municipal Bond Fund	0.90%	1.65%	1.65%
MFS North Carolina Municipal Bond Fund	0.93%	1.68%	1.68%
MFS South Carolina Municipal Bond Fund	0.91%	1.66%	N/A
MFS Tennessee Municipal Bond Fund	0.94%	1.69%	N/A
MFS Virginia Municipal Bond Fund	0.89%	1.64%	1.64%
MFS West Virginia Municipal Bond Fund	0.90%	1.65%	N/A

These written agreements will continue until modified by a vote of each fund's Board of Trustees, but such agreements will continue until at least July 31, 2011.

For the period from August 1, 2010 to October 31, 2010, MFS agreed in writing to bear the MFS Georgia Municipal Bond Fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that "Total Annual Fund Operating Expenses" do not exceed 1.00% of the fund’s average daily net assets annually for Class A shares, and 1.75% of the fund’s average daily net assets annually for Class B shares.

Effective November 1, 2010, MFS has agreed in writing to bear the MFS Georgia Municipal Bond Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that ‘‘Total Annual Fund Operating Expenses” do not exceed 0.95% of the fund’s average daily net assets annually for Class A shares, and 1.70% of the fund’s average daily net assets annually for Class B shares. This written agreement will continue until at least October 31, 2011, after which MFS may increase such expense limitation to 1.00% of the fund's average daily net assets annually for Class A shares and 1.75% of the fund's average daily net assets annually for Class B shares without a vote of the fund’s Board of Trustees, subject to certain conditions. Any increase above 1.00% of the fund's average daily net assets annually for Class A shares and 1.75% of the fund's average daily net assets annually for Class B shares would require a vote of the fund’s Board of Trustees.